SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒	Preliminary Information Statement

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☐	Definitive Information Statement

GRAPHITE CORP.
(Name of Registrant as Specified in Charter)

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SCHEDULE 14C INFORMATION STATEMENT

Pursuant to Regulation 14C of the Securities Exchange Act

of 1934 as amended

Graphite Corp.

616 Corporate Way, Suite 2-9011
Valley Cottage, NY 10989

GENERAL INFORMATION

This Information Statement (the “Information Statement”) has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $.0001 per share (the “Common Stock”), of Graphite Corp., a Nevada Corporation (the “Company”), to notify such Stockholders that on or about October 15, 2015, the Company received written consents in lieu of a meeting of Stockholders from holders of 110,400,000 shares of voting securities representing approximately 55.5% of the shares of the total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”) to authorize the Company’s Board of Directors to approve the following:

(1) to increase the authorized shares of common stock from 300,000,000 to 800,000,000 (the “Increase”).

On October 15, 2015, the Board of Directors of the Company approved the Increase, subject to Stockholder approval. The Majority Stockholders approved the Increase by written consent in lieu of a meeting on October 15, 2015. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Increase. The Increase will become effective when we file the Certificate of Amendment (the “Amendment”) with the Secretary of State of the State of Nevada twenty (20) days after the Definitive Information Statement is filed and mailed to Stockholders of Record.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

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RECOMMENDATION OF THE BOARD OF DIRECTORS

ACTIONS TO BE TAKEN

ACTION I - INCREASE

AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE THE NUMBER
OF AUTHORIZED SHARES OF COMMON STOCK FROM 300,000,000 TO 800,000,000

The Board of Directors has determined that it will be necessary to issue more shares in order to finance the Company’s operations. As such, the Board determined that 800,000,000 shares of common stock would provide the flexibility to consummate such financing transactions as are required until it can become cash-flow positive.

Purpose of the Increase

On October 15, 2015, the Company’s Board of Directors and the Majority Stockholders owning a majority of the Company’s voting securities approved a resolution authorizing the Company to amend the Articles of Incorporation to effect the Increase. The Board believes that the Increase will provide the Company the flexibility to issue shares of common stock in order to finance the Company’s operations until it becomes cash-flow positive.

Amended Certificate of Incorporation

Upon the effectiveness and on the date that is twenty (20) days following the mailing of this Information Statement, the Board of Directors shall have the Company’s Certificate of Amendment to the Articles of Incorporation filed with the State of Nevada in order to effect the Increase.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

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The following documents as filed with the Commission by the Company are incorporated herein by reference:

1. Annual Report on Form 10-K for the year ended December 31, 2014; and

2. Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015.

The Company shall provide, without charge, to each person to whom an Information Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one (1) business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the Information Statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Information Statement incorporates), and the address and telephone numbers to which such a request is to be directed.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of the following persons have any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1. any director or officer of our Company since January 1, 2014 being the commencement of our last completed financial year;

2. any proposed nominee for election as a director of our Company; and

3. any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are set forth below in the section entitled "Security Ownership of Certain Beneficial Owners and Management." To our knowledge, no director has advised that he intends to oppose the Increase as more particularly described herein.

OUTSTANDING VOTING SECURITIES

Our authorized capital stock consists of 300,000,000 shares of Common Stock, par value $0.0001 per share, of which 199,026,019 shares are outstanding as of October 15, 2015 (the “Record Date”).

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Company’s common stock owned on the Record Date by (i) each who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

The percentages below are calculated based on 199,026,019 shares of our common stock issued and outstanding as of October 15, 2015.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock (1)

Common Stock	Brian Goss (2)	681,837	*0.3
Common Stock	Jeanne Goss (3)	-0-	*
Common Stock	Jason Babcock (4)	-0-	*
Common Stock	Mark Radom (5)	-0-	*
Common Stock	Charles Maslin (6)	-0-	*
Common Stock	Yehuda Eliraz (7)	-0-	*
All directors and executive officers as a group (6 persons)		-0-	0.3%

Common Stock	CTW – Changing the World Technologies, Ltd., Kingstown, St. Vincent & the Grenadines	30,400,000	15.3%
Common Stock	Yaacov Zecharia, Tel Aviv, Israel	32,000,000	16.1%
Common Stock	Dr. Borenstein Ltd., Tel Aviv, Israel	30,000,000	15.0%
Common Stock	Moshe Alon, Tel Aviv, Israel	15,000,000	7.5%

______________

*	less than 1%
(1)	Unless otherwise noted, the address of each person or entity listed is, c/o Graphite Corp., 616 Corporate Way, Suite 2-9011, Valley Cottage, NY 10989.
(2)	Appointed President and Chief Executive Officer, Chief Financial Officer, Treasurer and Director on July 9, 2012 and resigned on August 6, 2014.
(3)	Appointed Secretary on September 21, 2012 and resigned on August 6, 2014.
(4)	Appointed Director on October 31, 2012 and resigned on August 6, 2014.
(5)	Appointed Chief Executive Officer and Director on August 6, 2014.
(6)	Appointed Chief Operating Officer on August 6, 2014.
(7)	Appointed Director on August 6, 2014.

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DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no right under Nevada Corporate Law, the Company’s Articles of Incorporation consistent with above, or Bylaws to dissent from any of the provisions adopted in the Amendment.

EFFECTIVE DATE OF INCREASE

Pursuant to Rule 14c-2 under the Exchange Act, the Increase shall not be filed with the Secretary of State of Nevada until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the action contemplated hereby will be effected on or about the close of business on November 15, 2015.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement, which describes the purpose and effect of the above action. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our Stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Graphite Corp. has duly caused this report to be signed by the undersigned hereunto authorized.

GRAPHITE CORP.

By:	/s/ Mark Radom
Mark Radom
President, CEO, Treasurer and Director

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